All Terrain Opportunity Fund

A series of Investment Managers Series Trust II

Supplement dated November 6, 2019 to the

Prospectus and Statement of Additional Information dated March 1, 2019,

and Summary Prospectus dated March 6, 2019, as supplemented.

*** Important Notice Regarding Proposed Fund Reorganization ***

On June 4, 2019, the Board of Trustees of Investment Managers Series Trust II (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the All Terrain Opportunity Fund (the “Fund”), a series of the Trust, into a newly formed series of Investment Managers Series Trust with the same name (the “Acquiring Fund”).

At this time, Castle Financial & Retirement Planning Associates, Inc. (“Castle”) and Foothill Capital Management, LLC (“FCM”), the Fund’s current investment co-advisors, and Liberty Street Advisors, Inc., the Acquiring Fund’s proposed investment advisor, have determined not to pursue the reorganization. Therefore, the All Terrain Opportunity Fund will remain a series in the Trust. Castle and FCM will continue to serve as the Fund’s investment co-advisors and the current portfolio managers will continue to be responsible for managing the Fund’s assets.

Please file this Supplement with your records.